                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN, by these presents, that I, Patrick M. Byrne, hereby make, constitute and appoint Gordon S. Macklin and Michael E.B. Spicer, each to be my true and lawful attorney-in-fact, for and in my name, place and stead, to execute and deliver the 1997 Annual Report on Form 10-K/A of White River Corporation, and any and all amendments thereto; such Form 10-K/A and each such amendment to be in such form and to contain such terms and provisions as said attorney shall deem necessary or desirable; giving and granting unto said attorney, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney, able to be done in and about the premises as fully and to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have duly executed these presents this 26th day of May, 1998.



                                                  /s/ Patrick M. Byrne
                                                  ---------------------
                                                  Patrick M. Byrne
_______________________
To: Fern/Mary
From: M. Spicer

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

KNOW ALL MEN, by these presents, that I, Andrew Delaney, hereby make, constitute and appoint Gordon S. Macklin and Michael E.B. Spicer, each to be my true and lawful attorney-in-fact, for and in my name, place and stead, to execute and deliver the 1997 Annual Report on Form 10-K/A of White River Corporation, and any and all amendments thereto; such Form 10-K/A and each such amendment to be in such form and to contain such terms and provisions as said attorney shall deem necessary or desirable; giving and granting unto said attorney, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney, able to be done in and about the premises as fully and to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have duly executed these presents this 26th day of May, 1998.


                                               /s/ Andrew Delaney
                                               -------------------
                                               Andrew Delaney

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN, by these presents, that I, Gordon S. Macklin, hereby make, constitute and appoint Michael E.B. Spicer, to be my true and lawful attorney-in-fact, for and in my name, place and stead, to execute and deliver the 1997 Annual Report on Form 10-K/A of White River Corporation, and any and all amendments thereto; such Form 10-K/A and each such amendment to be in such form and to contain such terms and provisions as said attorney shall deem necessary or desirable; giving and granting unto said attorney, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney, able to be done in and about the premises as fully and to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have duly executed these presents this 26th day of May, 1998.


                                             /s/ Gordon S. Macklin
                                             ---------------------
                                             Gordon S. Macklin

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN, by these presents, that I, Robert T. Marto, hereby make, constitute and appoint Gordon S. Macklin and Michael E.B. Spicer, each to be my true and lawful attorney-in-fact, for and in my name, place and stead, to execute and deliver the 1997 Annual Report on Form 10-K/A of White River Corporation, and any and all amendments thereto; such Form 10-K/A and each such amendment to be in such form and to contain such terms and provisions as said attorney shall deem necessary or desirable; giving and granting unto said attorney, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney, able to be done in and about the premises as fully and to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have duly executed these presents this 26th day of May, 1998.



                                               /s/ Robert T. Marto
                                               -------------------------
                                               Robert T. Marto

                                  EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN, by these presents, that I, Bonnie B. Stewart, hereby make, constitute and appoint Gordon S. Macklin and Michael E.B. Spicer, each to be my true and lawful attorney-in-fact, for and in my name, place and stead, to execute and deliver the 1997 Annual Report on Form 10-K/A of White River Corporation, and any and all amendments thereto; such Form 10-K/A and each such amendment to be in such form and to contain such terms and provisions as said attorney shall deem necessary or desirable; giving and granting unto said attorney, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney, able to be done in and about the premises as fully and to all intents and purposes as I might or could do if personally present, hereby ratifying and confirming all that said attorney shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have duly executed these presents this 26th day of May, 1998.


                                                /s/ Bonnie B. Stewart
                                                -------------------------
                                                Bonnie B. Stewart